Net finance costs	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Net finance costs	5. Net finance costs

Net finance costs comprise finance costs and finance income, including net finance income in relation to pensions and similar obligations.
Finance income includes income on cash and cash equivalents and income on other financial assets. Finance costs include interest costs in relation to financial liabilities. This includes interest on lease liabilities which represents the unwind of the discount rate applied to lease liabilities.
Borrowing costs are recognised based on the effective interest method.

Net finance costs	Notes	€ million 2025	€ million 2024(c)	€ million 2023(c)
Finance costs		(1,024)	(994)	(922)
Bank loans and overdrafts		(52)	(73)	(73)
Interest on bonds and other loans(a)		(967)	(857)	(818)
Interest on lease liabilities		(79)	(69)	(64)
Net gain/(loss) on transactions for which hedge accounting is not applied(b)		74	5	33
On foreign exchange derivatives		24	(80)	77
Exchange difference on underlying items		50	85	(44)

Finance income		398	391	392
Pensions and similar obligations	4B	123	83	121
		(503)	(520)	(409)
(a)Interest on bonds and other loans includes the impact of interest rate derivatives that are part of hedge accounting relationships and the related recycling of results from the hedge accounting reserve. This includes an amount of €(3) million (2024: €(3) million) relating to unwinding of discount on deferred consideration for acquisitions.
(b)For further details of derivatives for which hedge accounting is not applied, refer to note 16C.
(c)The 2024 and 2023 comparatives have been restated from those previously published to reflect the demerger of the Ice Cream business (see note 21).